UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2006

                          Infinity Capital Group, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



                                    Maryland
                             ----------------------
                 (State or other jurisdiction of incorporation)



        000-30999                                      16-1675285
---------------------------                        -------------------
(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)


              80 Broad Street, 5th Floor, New York, New York 10004
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................1

SECTION 6. RESERVED............................................................1

SECTION 7. REGULATION FD ......................................................2

SECTION 8. OTHER EVENTS........................................................2

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................3

SIGNATURES.....................................................................3


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

Not Applicable.



      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.


Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

The Board of Directors of the Corporation approved and accepted nominations of David Sear and John Moroney as the Directors of the Corporation for the purpose of eliminating the current Advisory Directors and increasing the size of the Corporations board of directors from 5 to 7 members. Furthermore, the Board of Directors of the Corporation approved and accepted nomination of Pierce McNally as lead independent director.

In correction of the Form 8K filed on May 3, 2006, Dr. David Sear declined appointment as Director. Subsequently, on April 25, 2006, Dr. David Sear resigned as Advisory Director of the Company. At the time of his resignation, Dr. Sear had no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.



                             SECTION 6 - [RESERVED]


                                       1
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                            SECTION 7 - REGULATION FD

Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

The Board of Directors of the Corporation approved the creation of an audit committee on April 20, 2006. The Board appointed Pierce McNally and Conrad Huss as members, with Pierce acting as the Chairman of the audit committee.

The Board of Directors of the Corporation approved the adoption of a charter for the audit committee setting forth the committee's structure, duties, power, and methods of operation.

The Board of Directors of the Corporation approved the establishment of a compensation committee, for the purpose of determining future officer and directors compensation. The Corporation nominated Pierce McNally and Conrad Huss as members, with Pierce acting as the Chairman of the compensation committee.

The compensation committee has determined that it would be in the best interest of the Corporation to establish initial annual compensation for independent directors. The compensation committee shall hold a meeting annual each January to determine the appropriate levels of compensation for independent directors, and may from time to time make additional suggestions. The compensation committee approved the following:

a)       Each independent director shall receive $7,500 per annum
b)       Each member of any individual committee shall receive $3,750
c)       The lead independent director shall receive $5,000

The compensation committee has determined that it would be in the best interest of the Corporation to establish initial annual compensation for members of the Company's management team. The compensation committee shall hold a meeting annual each January to determine the appropriate levels of compensation for
management  and  may  from  time  to  time  make  additional  suggestions.   The
compensation committee believe that it is in the best interest of the Corporation that management work at reduce rates until the completion of the Corporation's proposed regulation E IPO and approved the following:

         Gregory H. Laborde      -  $ 92,000 per annum
         Theodore A. Greenberg   -  $100,000 per annum
         Steven Katz             -  $  7,500 per annum

The compensation committee has determined that it would be in the best interest of the Corporation to enter into employment agreements with Gregory H. Laborde and Theodore A. Greenberg. The proposed employment agreements are attached as Exhibits 10.1 and 10.2.

                                        2
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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial Statements -  None

         Exhibits -
                        10.1    Employment Agreement with Gregory H. Laborde
                        10.2    Employment Agreement with Theodore A. Greenberg
                        99      Audit Committee Charter



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                       ----------------------------------
                                  (Registrant)

                               Dated: May 18, 2006

                             /s/Gregory H. Laborde
                       _________________________________
                          Gregory H. Laborde, President















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